140204

140204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske Secretary of State State of Nevada	20170516097-58
	Filing Date and Time 12/06/2017 2:30 PM
	Entity Number E0445372010-6

Articles of Exchange

(PURSUANT TO NRS 92A.200)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Exchange
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☑ If there are more than two constituent entities, please check box and attach an 8 1/2" x 11" blank sheet listing the entities continued from article one.

DEP Nevada Inc.
Name of ***acquired*** entity

Nevada — Jurisdiction

Corporation — Entity type *

and,

Body and Mind Inc., (formerly known as Deploy Technologies, Inc.)
Name of ***acquiring*** entity

Nevada — Jurisdiction

Corporation — Entity type *

2) The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200).

* Corporation, non-profit corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

FILING FEE: $350.00

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Exchange

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

3) Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity):

☑ If there are more than two constituent entities, please check box and attach an 8 1/2" x 11" blank sheet listing the entities continued from article three.

(a) Owner's approval was not required from

Name of *acquired* entity, if applicable

and, or;

Name of *acquiring* entity, if applicable

(b) The plan was approved by the required consent of the owners of *

DEP Nevada, Inc.
Name of *acquired* entity, if applicable

and, or;

Body and Mind Inc., (formerly known as Deploy Technologies, Inc.)
Name of *acquiring* entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Exchange

(PURSUANT TO NRS 92A.200)

Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.180):

The plan of exchange has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of exchange is required by the articles of incorporation of the domestic corporation.

Name of ***acquired*** entity, if applicable

and, or;

Name of ***acquiring*** entity, if applicable

4) Location of Plan of Exchange (check a or b):

☐ (a) The entire plan of exchange is attached;

or,

☑ (b) The entire plan of exchange is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200).

This form must be accompanied by appropriate fees

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Exchange

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: Time:

6) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230):**

☑ If there are more than two constituent entities, please check box and attach an 8 1/2" x 11" blank sheet listing the entities continued from article six.

DEP Nevada Inc.
Name of *acquired* entity

X
Signature | Title | Date

Body and Mind Inc., (formerly known as Deploy Technologies, Inc.)
Name of *acquiring* entity

X DT [signature] | CFO
Signature | Title | Date

* An exchange takes effect upon filing the articles of exchange or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

**The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Exchange

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: Time:

6) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230):**

☑ If there are more than two constituent entities, please check box and attach an 8 1/2" x 11" blank sheet listing the entities continued from article six.

DEP Nevada Inc.
Name of **acquired** entity

X [signature] PRESIDENT 11-21-17
Signature Title Date

Body and Mind Inc., (formerly known as Deploy Technologies, Inc.)
Name of **acquiring** entity

X
Signature Title Date

* An exchange takes effect upon filing the articles of exchange or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

**The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Articles of Exchange
(Pursuant to NRS Chapter 92A – excluding 92A.200(4b))
(ADDITIONAL ENTITIES)

1) **Name and jurisdiction of organization of each constituent entity (NRS 92A.200):**

Nevada Medical Group LLC
Name of ACQUIRED entity

Nevada
Jurisdiction

Limited liability company
Entity type

3) **Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity):**

(b) The plan was approved by the required consent of the owners of:

Nevada Medical Group LLC
Name of ACQUIRED entity

6) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230):****

Nevada Medical Group LLC
Name of ACQUIRED entity

Signature	Title	Date
[signature]	PRESIDENT	11-21-17